                              Exhibit 99 to Form 3

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1.  Name and Address of Reporting Person*

Gary S. Kohler
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    (Last)                 (First)               (Middle)

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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*

Whitebox Advisors, LLC
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    (Last)                 (First)               (Middle)

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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*

Andrew J. Redleaf
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    (Last)                 (First)               (Middle)

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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*

Whitebox Intermarket Advisors, LLC
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    (Last)                 (First)               (Middle)

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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*

Whitebox Intermarket Fund, L.P.
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    (Last)                 (First)               (Middle)

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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*

Whitebox Intermarket Fund, Ltd.
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    (Last)                 (First)               (Middle)

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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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